BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
09/03/03 	AmeriCredit Automobile Receivables Trust 2003-CF A3

Shares            Price         Amount
1,245,000	  $99.996	$1,244,950

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.22       N/A	         0.66%             15.45%

Broker
Deutsche Morgan Grenfell

Underwriters of AmeriCredit Automobile Receivables Trust 2003-CF A3

Underwriters      	                Principal Amount
Deutsche Bank Securities, Inc.             $ 131,600,000
J.P. Morgan Securities, Inc. 		      18,800,000
Lehman Brothers, Inc.                         18,800,000
Wachovia Securities, Inc.                     18,800,000
Total                                      $ 188,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/03/03 	AmeriCredit Automobile Receivables Trust 2003-CF A4

Shares            Price         Amount
2,485,000	  $99.99	$2,484,752

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.25       N/A 	 1.21%	            5.92%

Broker
Deutsche Morgan Grenfell

Underwriters of AmeriCredit Automobile Receivables Trust 2003-CF A4

Underwriters                             Principal Amount
Deutsche Bank Securities, Inc.              $ 144,200,000
J.P. Morgan Securities, Inc. 		       20,600,000
Lehman Brothers, Inc.                          20,600,000
Wachovia Securities, Inc.                      20,600,000
Total                                       $ 206,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/03/03  	PacificCorp

Shares            Price         Amount
1,600,000         $99.86	$1,597,760

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.60       N/A 	 0.80%	            1.94%

Broker
Barclays Capital, Inc.

Underwriters of PacificCorp


Underwriters      	                  Principal Amount
Barclays Capital, Inc.    		      $ 75,000,000
Banc One Capital Markets, Inc.	                62,000,000
Citigroup Global Markets, Inc.                   9,000,000
Credit Suisse First Boston LLC                   9,000,000
J.P. Morgan Securities, Inc.      	         9,000,000
RBC Dominion Securities Corp.     	         9,000,000
Scotia Capital (USA), Inc.     	                 9,000,000
US Bancorp Piper Jaffray, Inc.	                 9,000,000
Wachovia Capital Markets LLC		         9,000,000
Total                                         $200,000,000




BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/03 	AmeriCredit Automobile Receivables Trust 2003-DM A4

Shares            Price         Amount
2,400,000   	  $99.994	$2,399,856

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.25       N/A 	 0.68%	           3.80%

Broker
Barclays Capital, Inc.

Underwriters of AmeriCredit Automobile Receivables Trust 2003-DM A4

Underwriters     	             Principal Amount
Barclays Capital, Inc.                  $ 106,200,000
Wachovia Securities, Inc.		  106,200,000
Banc One Capital Markets, Inc.             35,400,000
Credit Suisse First Boston LLC             35,400,000
J.P. Morgan Securities, Inc.               35,400,000
Lehman Brothers, Inc.           	   35,400,000
Total				        $ 354,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/03        AmeriCredit Automobile Receivables Trust 2003-DM A3B

Shares            Price         Amount
5,850,000 	  $100.00	$5,850,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.22       N/A 	 5.63%	           13.66%

Broker
Barclays Capital, Inc.

Underwriters of AmeriCredit Automobile Receivables Trust 2003-DM A3B

Underwriters           	              Principal Amount
Barclays Capital, Inc.                   $  31,200,000
Wachovia Securities, Inc.		    31,200,000
Banc One Capital Markets, Inc.              10,400,000
Credit Suisse First Boston LLC              10,400,000
J.P. Morgan Securities, Inc.                10,400,000
Lehman Brothers, Inc.           	    10,400,000
Total				         $ 104,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/24/03	Safeway, Inc.

Shares            Price         Amount
2,930,000 	  $99.96	$2,928,828

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.60       N/A 	 0.98%	           2.34%

Brokers
BA Securities, Inc.

Underwriters of Safeway, Inc.

Underwriters                           Principal Amount
Banc of America Securities LLC            $  90,000,000
Banc One Capital Markets, Inc.		     90,000,000
Barclays Capital, Inc.                       21,000,000
Deutsche Bank Securities, Inc.               21,000,000
J.P. Morgan Securities, Inc.     	     21,000,000
Wachovia Capital Markets LLC                 21,000,000
BNY Capital Markets, Inc.                    12,000,000
McDonald Investments, Inc.                   12,000,000
U.S. Bancorp Piper Jaffray, Inc.             12,000,000
Total					  $ 300,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03	Altria Group, Inc.

Shares            Price         Amount
1,110,000	  $99.97	$1,109,667

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	 0.11%	           0.27%

Brokers
Lehman Brothers, Inc. New York

Underwriters of Altria Group, Inc.

Underwriters                         Principal Amount
Citigroup Global Markets, Inc.         $  233,500,000
J.P. Morgan Securities, Inc.              233,500,000
Lehman Brothers, Inc.                     233,500,000
ABN AMRO, Inc.                             47,400,000
BNP Paribas Securities Corp.               47,400,000
Dresdner Kleinwort Wasserstein Securities  47,400,000
ING Financial Markets LLC                  47,400,000
SG Cowen Securities Corp.                  47,400,000
UBS Securities LLC                         47,400,000
Muriel Siebert & Co., Inc.                  5,034,000
Ormes Capital Markets, Inc.                 5,033,000
Samuel A. Ramirez & Co., Inc.               5,033,000
Total                                  $1,000,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03	DaimlerChrysler North America Holding Corporation

Shares            Price         Amount
5,110,000 	  $99.97	$5,108,467

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.43       N/A         0.26%	           0.58%

Brokers
BA Securities, Inc.

Underwriters of DaimlerChrysler North America Holding Corporation

Underwriters                            Principal Amount
Banc of America Securities LLC            $  440,000,000
Citigroup Global Markets, Inc.		     440,000,000
Deutsche Bank Securities, Inc.               440,000,000
J.P. Morgan Securities, Inc.    	     440,000,000
ABN AMRO, Inc.           		      30,000,000
Banc One Capital Markets, Inc.                30,000,000
Barclays Capital, Inc.                        30,000,000
Morgan Stanley & Co., Inc.                    30,000,000
BNP Paribas Securities Corp.		      10,000,000
BNY Capital Markets, Inc.       	      10,000,000
Comerica Securities, Inc.                     10,000,000
Commerzbank AG, London Branch                 10,000,000
Credit Agricole Indosuez                      10,000,000
HSBC Securites (USA), Inc.                    10,000,000
Loop Capital Markets LLC                      10,000,000
Mizuho International PLC                      10,000,000
The Royal Bank of Scotland PLC                10,000,000
SG Cowen Securities Corp.                     10,000,000
Tokyo-Mitsubishi International PLC            10,000,000
The Williams Capital Group, L.P.              10,000,000
Total			                  $2,000,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/06/03	American General Finance Corporation

Shares            Price         Amount
3,650,000  	  $99.64 	$3,636,860

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.20       N/A 	 0.91%	           2.20%

Broker
BA Securities, Inc.

Underwriters of American General Finance Corporation

Underwriters*                           Principal Amount*
					    $400,000,000

*Principal amount of underwriters were
 not available at time of filing.



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/13/03	DOMTAR, Inc.

Shares            Price         Amount
2,180,000  	  $99.26	$2,163,868

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	 0.62%	           1.50%

Broker
Salomon Brothers, Inc. New York

Underwriters of DOMTAR, Inc.

Underwriters                            Principal Amount
J.P. Morgan Securities, Inc.               $ 140,000,000
CIBC World Markets Corp.                      21,518,000
Citigroup Global Markets, Inc.		      21,518,000
Deutsche Bank Securities, Inc.                21,518,000
Harris Nesbitt Corp.                          21,518,000
Putnam Lovell NBF Securities, Inc.            21,518,000
RBC Dominion Securities Corp.                 21,518,000
Scotia Capital (USA), Inc.                    21,518,000
TD Securities (USA), Inc.                     21,518,000
Banc of America Securities LLC  	      14,735,000
Desjardins Securities International, Inc.      9,380,000
Rabo Securities USA, Inc.                      7,875,000
BNP Paribas Securities Corp.                   2,947,000
Lazard Freres & Co. LLC                        2,919,000
Total                                      $ 350,000,000




BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
11/17/03 	Ford Motor Credit Company

Shares            Price         Amount
2,860,000 	  $101.69	$2,908,334

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.28       N/A		 0.29%             0.69%

Broker
Salomon Brothers, Inc. New York

Underwriters of Ford Motor Credit Company

Underwriters      	                 Principal Amount
Citigroup Global Markets, Inc.    	   $  500,000,000
J.P. Morgan Securities, Inc.      	      500,000,000
Total                                      $1,000,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/18/03	Capital One Auto Finance Trust 2003-B A4

Shares            Price         Amount
1,340,000   	  $99.98	$1,339,732

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.26       N/A 	 0.57%	           4.01%

Broker
Lehman Government Securities

Underwriters of Capital One Auto Finance Trust 2003-B A4

Underwriters                             Principal Amount
Lehman Brothers, Inc.			     $ 94,000,000
Wachovia Capital Markets LLC		       94,000,000
Citigroup Global Capital Markets, Inc.	       11,750,000
Credit Suisse First Boston LLC		       11,750,000
Deutsche Bank Securities, Inc.		       11,750,000
J.P. Morgan Securities, Inc.		       11,750,000
Total                                        $235,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/19/03	Hutchison Whampoa International Limited

Shares            Price         Amount
2,940,000  	  $99.90	$2,937,060

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45       N/A 	 0.15%	           0.35%

Broker
HSBC Securities, Inc. New York

Underwriters of Hutchison Whampoa International Limited

Underwriters*                            Principal Amount*
                                           $2,000,000,000

*Principal amount of underwriters were
 not available at time of filing.



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/25/03	UnitedHealth Group, Inc.

Shares            Price         Amount
2,035,000  	  $99.81	$2,031,134

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.35       N/A 	 0.41%	           0.98%

Broker
Salomon Brothers, Inc. New York

Underwriters of UnitedHealth Group, Inc.

Underwriters                             Principal Amount
Citigroup Global Markets, Inc.              $ 125,000,000
Bank of America Securities LLC                125,000,000
J.P. Morgan Securities, Inc.                   50,000,000
Goldman Sachs & Co.      	               40,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.    40,000,000
UBS Securities LLC                             40,000,000
Banc One Capital Markets, Inc.                 35,000,000
Wachovia Capital Markets LLC                   25,000,000
BNY Capital Markets, Inc.                      20,000,000
Total                                       $ 500,000,000




BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	UnionBanCal Corporation

Shares            Price         Amount
845,000   	  $99.64	$841,958

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	 0.21%	           0.51%

Broker
Morgan Stanley and Company

Underwriters of UnionBanCal Corporation

Underwriters                             Principal Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc. $ 160,000,000
Morgan Stanley & Co., Inc.                    160,000,000
J.P. Morgan Securities, Inc.                   20,000,000
Bear Stearns & Co., Inc. 	               12,000,000
Citigroup Global Markets, Inc.                 12,000,000
Credit Suisse First Boston LLC                 12,000,000
Keefe, Bruyette & Woods, Inc.                  12,000,000
Lehman Brothers, Inc.                          12,000,000
Total                                       $ 400,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
12/03/03 	Royal Bank of Scotland Trust Preferred Securities

Shares            Price         Amount
535,000 	  $100.00	$535,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00       N/A		 0.08%             0.12%

Broker
Salomon Brothers, Inc. New York

Underwriters of Royal Bank of Scotland Trust Preferred Securities

Underwriters      	                  Principal Amount
Citigroup Global Markets, Inc.               $ 216,666,666
Greenwich Capital Markets, Inc.                216,666,667
J.P. Morgan Securities, Inc.                   216,666,667
                                             $ 650,000,000


BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
12/03/03 	TXU Australia Holding Pty Ltd

Shares            Price         Amount
1,375,000  	  $99.99	$1,374,863

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A		 0.46%             1.05%

Broker
Salomon Brothers, Inc. New York

Underwriters of TXU Australia Holding Pty Ltd

Underwriters*      	                  Principal Amount*
                                             $ 300,000,000

*Principal amount of underwriters were
 not available at time of filing.




BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
12/11/03 	Wyeth

Shares            Price         Amount
1,685,000 	  $99.80	$1,681,630

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A		 0.10%             0.22%

Broker
Salomon Brothers, Inc. New York

Underwriters of Wyeth

Underwriters      	                  Principal Amount
Citigroup Global Markets, Inc.              $  665,000,000
J.P. Morgan Securities, Inc.                   665,000,000
UBS Securities LLC                             210,000,000
Scotia Capital (USA), Inc.                     210,000,000
Total                                       $1,750,000,000




BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
12/11/03	Wyeth

Shares            Price         Amount
1,045,000	  $99.63	$1,041,134

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.88       N/A		 0.21%             0.48%

Broker
Salomon Brothers, Inc. New York

Underwriters of Wyeth

Underwriters      	                  Principal Amount
Citigroup Global Markets, Inc.               $ 190,000,000
J.P. Morgan Securities, Inc.                   190,000,000
UBS Securities LLC                              60,000,000
Scotia Capital (USA), Inc.                      60,000,000
Total                                        $ 500,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/06/04	Credit Suisse First Boston USA, Inc.

Shares            Price         Amount
4,965,000   	  $99.61	$4,945,637

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45       N/A 	 0.50%	           1.14%

Broker
First Boston Brokerage

Underwriters of Credit Suisse First Boston USA, Inc.

Underwriters                              Principal Amount
Credit Suisse First Boston LLC	            $  890,000,000
Banc of America Securities LLC                  10,000,000
Banc One Capital Markets, Inc.                  10,000,000
Comerica Securities, Inc.                       10,000,000
Danske Markets, Inc.                            10,000,000
HSBC Securities (USA), Inc.                     10,000,000
J.P. Morgan Securities, Inc.                    10,000,000
McDonald Investments, Inc.                      10,000,000
Mellon Financial Markets LLC                    10,000,000
Piper Jaffray & Co.        		        10,000,000
Wells Fargo Brokerage Services LLC              10,000,000
Trilon International, Inc.                       5,000,000
The Williams Capital Group, L.P.                 5,000,000
Total                                       $1,000,000,000




BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
01/07/04	Southern California Edison Company Series 2004B

Shares            Price         Amount
1,055,000 	  $99.84	$1,053,312

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A		 0.35%             0.80%

Broker
Salomon Brothers, Inc. New York

Underwriters of Southern California Edison Company Series 2004B

Underwriters      	                    Principal Amount
Citigroup Global Markets, Inc.		        $ 69,900,000
J.P. Morgan Securities, Inc.		          69,900,000
Lehman Brothers, Inc.  		                  69,900,000
Barclays Capital, Inc.     	                  15,900,000
Credit Suisse First Boston LLC   	          15,900,000
Mellon Financial Markets LLC	                  15,900,000
Wedbush Morgan Securities, Inc.		          15,900,000
Wells Fargo Institutional Brokerage Services LLC  15,900,000
Banc One Capital Markets, Inc.                     3,600,000
Deutsche Bank Securities, Inc.  	           3,600,000
Scotia Capital (USA), Inc.                         3,600,000
Total                                           $300,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
01/07/04	Southern California Edison Company Series 2004A

Shares            Price         Amount
620,000 	  $99.34	$615,908

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.88       N/A		 0.12%             0.27%

Broker
Salomon Brothers, Inc. New York

Underwriters of Southern California Edison Company Series 2004A

Underwriters      	                    Principal Amount
Citigroup Global Markets, Inc.		       $ 122,325,000
J.P. Morgan Securities, Inc.		         122,325,000
Lehman Brothers, Inc.  		                 122,325,000
Barclays Capital, Inc.     	                  27,825,000
Credit Suisse First Boston LLC   	          27,825,000
Mellon Financial Markets LLC	                  27,825,000
Wedbush Morgan Securities, Inc.		          27,825,000
Wells Fargo Institutional Brokerage Services LLC  27,825,000
Banc One Capital Markets, Inc.                     6,300,000
Deutsche Bank Securities, Inc.  	           6,300,000
Scotia Capital (USA), Inc.                         6,300,000
Total                                          $ 525,000,000




BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/12/04	Goldman Sachs Group Capital I

Shares            Price         Amount
2,095,000  	  $100.00	$2,095,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00       N/A		 0.08%             0.18%

Brokers
Goldman Sachs and Company New York

Underwriters of American Express Company

Underwriters      	                    Principal Amount
Goldman Sachs & Co.			      $2,337,500,000
ABN AMRO, Inc.     		                  27,500,000
Blaylock & Partners, L.P.		          27,500,000
BNP Paribas Securities Corp.		          27,500,000
Commerzbank Aktiengesellschaft		          27,500,000
Credit Lyonnais Securities (USA), Inc.            27,500,000
Daiwa Securities SMBC Europe Limited	          27,500,000
Deutsche Bank Securities, Inc.		          27,500,000
HSBC Securities (USA), Inc.		          27,500,000
ING Financial Markets LLC                         27,500,000
J.P. Morgan Securities, Inc.                      27,500,000
Mellon Financial Markets LLC                      27,500,000
SunTrust Capital Markets, Inc.                    27,500,000
Utendahl Capital Partners, L.P.                   27,500,000
Wachovia Capital Markets LLC                      27,500,000
Wells Fargo Brokerage Services LLC                27,500,000
Total                                         $2,750,000,000




BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
02/10/04	Assurant, Inc.

Shares            Price         Amount
1,555,000 	  $99.89	$1,553,290

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A		 0.31%             0.72%

Broker
Citigroup Global Markets

Underwriters of Assurant, Inc.

Underwriters    	              Principal Amount
Banc One Capital Markets                $180,000,000
Citigroup                                180,000,000
Morgan Stanley                           105,000,000
JP Morgan Securities                      35,000,000

Total                              	$500,000,000


BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
03/16/04	Liberty Mutual Group, Inc.

Shares            Price         Amount
2,980,000 	  $99.26	$2,957,948

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A		 0.60%             1.37%

Broker
Citigroup Global Markets

Underwriters of Liberty Mutual Group, Inc.

Underwriters*     	                Principal Amount*
					----------------
Total					$500,000,000
					================

*Principal amounts of underwriters not available at time of filing.

BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
03/19/04	Skandinaviska Enskilda Banken AB

Shares            Price         Amount
2,305,000 	  $100.00	$2,305,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.60       N/A		 0.46%             1.05%

Broker
Merrill Lynch and Company Inc.

Underwriters of Skandinaviska Enskilda Banken AB

Underwriters*     	                Principal Amount*
					----------------
Total					$500,000,000
					================

*Principal amounts of underwriters not available at time of filing.


BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/14/04	Bombardier, Inc.

Shares            Price         Amount
1,380,000  	  $99.75        $1,376,550
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	0.28%	            0.58%

Broker
Deutsche Morgan Grenfell

Underwriters of Bombardier, Inc.

Underwriters*     	              Principal Amount*
Total				      $500,000,000

*Principal amount of underwriters were not available at time of filing.

BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/14/04	Bombardier, Inc.

Shares            Price         Amount
565,000  	  $99.69        $563,249
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	0.23%	            0.45%

Broker
Deutsche Morgan Grenfell

Underwriters of Bombardier, Inc.

Underwriters*     	              Principal Amount*
Total				      $250,000,000

*Principal amount of underwriters were not available at time of filing.


BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/07/04	Danske Bank A/S

Shares            Price         Amount
2,500,000  	  $100.00       $2,500,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75       N/A 	0.33%	            0.75%

Broker
SBC Warburg, Inc.

Underwriters of Danske Bank A/S

Underwriters*     	              Principal Amount*
Total				      $750,000,000

*Principal amount of underwriters were not available at time of filing.

BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/15/04	Penn Mutual Life Insurance co.

Shares            Price         Amount
1,235,000  	  $98.37       $1,214,870

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.88       N/A 	0.62%	            1.39%

Broker
Goldman Sachs & Co.

Underwriters of Penn Mutual Life Insurance Co.

Underwriters*     	              Principal Amount*
Total				      $200,000,000

*Principal amount of underwriters were not available at time of filing.

BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/25/04	Kerr-McGee Corp.

Shares            Price         Amount
1,230,000  	  $99.22        $1,220,406

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.88       N/A 	0.19%	            0.43%

Broker
Lehman Brothers, Inc.

Underwriters of Kerr-McGee Corp.

Underwriters     	                Principal Amount
Lehman Brothers, Inc.		        $195,000,000
J.P. Morgan Securities, Inc.		 195,000,000
ABN AMRO, Inc.				  40,625,000
Banc of America Securities LLC		  40,625,000
Citigroup Global Markets, Inc.            40,625,000
Greenwich Capital Markets, Inc.           40,625,000
Barclays Capital, Inc.			  24,375,000
BNY Capital Markets, Inc.                 24,375,000
Scotia Capital, Inc.                      24,375,000
Wachovia Capital Markets, LLC             24,375,000


                                    	----------------
Total                                  $ 650,000,000
					================

BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
08/11/04	SBC Communications

Shares 			Price		Amount
4,215,000     		$99.91  	$4,211,206

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.48       N/A 	 0.56%	          1.27%

Broker
Goldman Sachs

Underwriters of SBC Communications

Underwriters     	                Principal Amount
Banc of America Securities, LLC         $187,500,000
Deutsche Bank				 187,500,000
Goldman Sachs				 187,500,000
ABN AMRO, Inc.                            37,500,000
Barclays Capital, Inc.                    37,500,000
Citigroup Global Markets, Inc.            37,500,000
J.P. Morgan Securities, Inc.              37,500,000
Credit Suisse First Boston		   6,250,000
HSBC Securities Inc.			   6,250,000
Lehman Brothers, Inc.                      6,250,000
Merrill Lynch & Co., Inc.		   6,250,000
Morgan Stanley				   6,250,000
UBS AG					   6,250,000

                                    	----------------
Total                                  $ 750,000,000
					================

BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/17/04	RBS Capital Trust III

Shares			Price		Amount
135,000     		$100.00  	$135,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.00       N/A 	 0.01%	          0.09%

Broker
Lehman Brothers, Inc.

Underwriters of RBS Capital Trust III

Underwriters     	                Principal Amount
Greenwich Capital Markets, Inc.         $316,666,000
J.P. Morgan Securities Inc.              316,667,000
Lehman Brothers Inc.                     316,667,000

                                   	----------------
Total                                  $ 950,000,000
					================


BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/17/04	United Overseas Bank Ltd.

Shares			Price		Amount
1,795,000     		$99.93  	$1,793,744

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A 	 0.18%	          0.40%

Broker
Merrill Lynch

Underwriters of United Overseas Bank Ltd.

Underwriters*     	              Principal Amount*
Total				      $1,000,000,000

*Principal amount of underwriters were not available at time of filing.